UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2017

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 13, 2017, Tod D. Brown, an Executive Vice President of our General Partner (the "Company") and President of Blue Rhino resigned from the Company.

Pursuant to an Agreement and Release dated January 13, 2017 (the "Release"), Mr. Brown will receive his regular base salary through the end of January, 2017 and the Company will retain Mr. Brown in an advisory role from February 1, 2017 through January 31, 2018, (the "Advisory Period"). Mr. Brown will receive his previous base salary of $425,000 per annum to be paid in bi-weekly installments over the one-year advisory period, $12,000 as a lump sum payment for professional outplacement services and shall continue to receive group medical coverage for himself and his dependents during that one-year period. All existing stock and unit options that Mr. Brown has will, through the term of his employment and thereafter, continue to be subject to the terms and conditions of the Ferrell Companies Inc. and Ferrellgas Partners LP incentive compensation plan documents.

The foregoing description of the Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Release, which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

On January 18, 2017, Geoffrey L. Berger joined our General Partner as Senior Vice President of Ferrellgas and Executive Vice President of Blue Rhino. Mr. Berger was also appointed to the Executive Committee of our General Partner. Prior to joining Ferrellgas he acted as an independent consultant since 2007 providing executive management and Operating Partner services to a variety of alternative private investors and family offices. Through Berger Advisors, LLC he served as General Manager Spitfire Ventures, LLC; Executive Chairman Gibdock Holdings Cooperatieve, UA; President and CEO of Piper Aircraft, Inc.; Operating Partner of Outpost International; and Operating Partner Bull Mountain Coal Properties, Inc. Mr. Berger holds a Bachelor of Arts degree from The University of Pennsylvania and an MBA from Harvard Business School.

On January 18, 2017, Trent D. Hampton, Senior Vice President of Legal and Risk, was appointed to the Executive Committee of our General Partner. Mr. Hampton joined our general partner as Corporate Counsel in 2001, became Director of the Legal Department in 2006, Vice President of Legal and Risk Management as well as Corporate Secretary in 2008, and became Senior Vice President in 2013. Mr. Hampton obtained his Bachelor of Business Administration degree from Northwest Missouri State University and his Juris Doctorate from Creighton University.

On January 18, 2017, Randy V. Schott, Senior Vice President of Retail Operations, was appointed to the Executive Committee of our General Partner. In his more than 26 years with the company, Randy has served in a number of capacities at Ferrellgas after joining the company as a Market Manager in 1991. After serving as the leader of Ferrellgas’ West Division, Mr. Schott was appointed the Senior Vice President of Retail Operations in 2015. Mr. Schott holds a bachelor of science from the University of Oregon.

On January 18, 2017, Daniel Giannini, President of Bridger Logistics, LLC, was appointed to the Executive Committee of our General Partner. With more than 10 years of marketing, trading and operations experience in the crude oil sector, Mr. Giannini has served in various capacities with Bridger Logistics for 4 years. Prior to joining Bridger, he was Director of Crude Oil Marketing at Concord Energy, LLC and managed crude oil acquisitions for Enserco Energy, Inc. Mr. Giannini received his bachelor’s in business and MBA from California State University.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

January 19, 2017	By:	Alan C. Heitmann

Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

January 19, 2017	By:	Alan C. Heitmann

Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

January 19, 2017	By:	Alan C. Heitmann

Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

January 19, 2017	By:	Alan C. Heitmann

Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

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Exhibit Index

Exhibit No.	Description

10.1	Tod D. Brown Agreement and Release